SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               February 28, 2001

                                 Date of Report
                       (Date of earliest event reported)


                          Dicom Imaging Systems, Inc.

             (Exact name of registrant as specified in its charter)

          Nevada                                          88-0422026

(State or other jurisdiction                 (IRS Employer Identification No.)
                                                    of incorporation)

                                 000-26369
                          (Commission File Number)


                           #1010 - 435 Martin Street
                                Blaine, WA 98230

              (Address of principal executive offices) (Zip Code)

                                 (604) 531-2521

               Registrant's telephone number, including area code

                      Suite 432, 114 West Magnolia Street
                                 Bellingham, WA
                                     98225

         (Former name or former address, if changed since last report.)


Item 5. Other Events and Regulation FD Disclosure.

Dicom Imaging Systems, Inc. ("Dicom")has announced that, effective 5:00 p.m. PST April 17, 2001, its ImagExplorer and ImagEditor image management software will cease to be in free distribution, and will be sold with a retail price tag of $999. Dicom's market penetration strategy has been to offer a basic complimentary software module to dentists and other users, and then sell other modules. On April 18, 2001 Dicom will offer a free software module that can be downloaded from its web site, called ImagExplorer Lite, which will enable dentists and physicians to evaluate Dicom's image management software with a limit of up to 15 patients. Dicom will continue to honor free registrations of ImagExplorer and ImagEditor up to and including April 17, 2001.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dicom Imaging Systems, Inc.

Name of Registrant

/s/David Gane, Chief Executive Officer


Date February 28, 2001

Print name and title of the signing officer under his signature.